Exhibit 10.7

系统合作开发服务合同
System Cooperative Development Service Contract

编号：QC-XT-HZ-2010-006
Contract No.: QC-XT-HZ-2010-006
委托方：葫芦岛七彩蓝莎建筑装饰工程有限公司（以下简称甲方）
Trustor: Building Decoration Engineering LLC (Hereinafter called “Party A”)
受托方：拓普盛达信息技术（大连）有限公司（以下简称乙方）
Trustee: TopSoft Information Technology Co., Ltd (Dalian) (Hereinafter called “Party B”)

甲、乙双方根据《合同法》，本着平等互利、诚实信用的原则，经友好协商，就井下通信联络系统合作开发服务的相关事宜达成一致，特签订如下条款，以明确双方权利义务，供双方遵照执行。
Party A and Party B, according to the Contract Law, agree on arrangements related to the cooperative development services of underground communication system through friendly consultation based on principles of equality and mutual benefits, honesty and credibility. The following terms are signed to clear the rights and obligations between both parties to comply with.

一、	外包服务内容
  Content of Outsourcing Services
1、甲方将承接的系统开发业务委托给乙方进行开发。根据甲方要求，乙方在规定时间内完成井下通信联络系统的开发设计。
   Party A entrusts the undertaken service development business to Party B for development. Party B completes the development and design of the underground communication system in a timely manner according to the demand of Party A.

2、乙方在充分了解甲方待开发项目的需求后，依据甲方所提供的相关开发资料或现场技术指导的要求，应尽快组织项目技术团队进行设计工作的专项开发。
Party B, with an adequate acquaintance with the requirements of the project to be developed of Party A, shall organize the project technical team as soon as possible to implement special developments of design effort, according to the relevant development materials provided by Party A or the requirements of site technical guidance.

二、	设计标的
Design Subject
1、	要求：
Requirements
根据甲方要求，乙方在6个月内完成系统的开发设计工作。
Party B shall complete the system development and design effort within 6 months according to the requirements of Party A.
2、	开发时间：
Development date:
（1）	启动日期：双方签字盖章之日即为项目正式启动日期；
Start date: The signature and stamp date of the two parties is the official start date of the project.
（2）	完成日期：2011年3月18日前完成系统开发设计工作。
Finish date: The service development and design effort shall be finished before Mar. 18th, 2011

三、	双方权利义务
Rights and Obligations of Both Parties
1、甲方权利义务：
       Rights and obligations of Party A
   （1）  甲方应向乙方提供系统开发所需要的所有数据，并保证数据的正确性；
    Party A shall provide Party B with all data required in the system development, and ensure the data correctness;
   （2）  甲方应选派专人与乙方保持联络并对乙方的开发进度及质量进行监督；
    Party A shall assign special personnel to keep contact with Party B and supervise the development progress and quality of Party B;
   （3） 甲方应及时支付系统开发费用，保证乙方系统开发工作的正常进行。
       Party A shall timely pay the system development expenses to ensure the normal progress of the system development of Party B.
3、	乙方权利义务
Rights and obligations of Party B
（1）	乙方应派专人与甲方保持联络并及时向甲方说明开发进度及情况；
Party B shall assign special personnel to keep contact with Party A and explain the development progress and conditions to Party A timely;
（2）	乙方应根据甲方的要求制定开发计划，并且按照计划及时、高质的完成系统的开发工作；
Party B shall make development schedule according to the requirements of Party A, and complete the system development work timely with high quality according to the schedule;
（3）	在系统开发完毕之后，乙方有义务在其开发范围内向甲方进行说明；
After the system development finishes, Party B is obligated to give instructions to Party A in scope of the development;

（4）	乙方不得在系统开发过程中加插和系统功能无关的程序或预留一些危害系统安全的漏洞；
Party B shall not add any procedures unrelated to the system functions or remain certain bugs harmful to the system security during the system development process;
（5）	乙方不得将本协议项下的系统开发工作转包第三方完成。
Party B shall not subcontract the system development work under this agreement to any third party.

四、	保密事项
Confidential Matters
1、乙方对本协议项下系统的开发及其在开放过程中所获得的数据负有保密义务。未经甲方同意，不得将本协议项下涉及的技术秘密和资料向与本协议无关的人员或第三方透露；
   Party B undertakes confidential obligations on the data of the system development under this agreement during its development process. Without the content of Party A, the technology secrets and materials involved under this agreement shall not be disclosed to any personnel or any third party unrelated to this agreement;
2、乙方不得本协议内容的任何部分进行新闻的发布、公开的宣称、否认或承认；
   Party B shall not submit releases about, publicly declare, deny or acknowledge any portion of this agreement;
3、乙方应在完成系统开发工作后归还甲方提供的所有技术资料或文件等，并承诺不保留任何复印件；
   After the system development work finishes, Party B shall return all the technical materials or documents provided by Party A, and promise not to remain any copy thereof;

4、在系统开发结束并通过验收后，乙方应当向甲方提供全部研究成果，包括技术规范、测试文件和质量标准等相关的技术资料，或者计算系统、文档及源代码等。
   After the completion and acceptance of the system development, Party B shall provide Party A with all research achievements, including the technical materials related to technical specifications, test files and quality standards, or computing system, documents and source codes, etc.

五、	知识产权归属
Intellectual Property Ownership
乙方放弃本协议项下的系统开发的知识产权及专利权。
Party B gives up the intellectual property and patent right of system development under this agreement.

六、	系统的交付
            System Delivery
乙方在交付开发成功的系统的同时，还应当向甲方支付下列材料：
In addition to the successfully developed system, Party B shall provide Party A with materials as follows:
1、系统开发、设计文件；
   System development and design documents;
2、系统的模拟环境；
   System simulation environment;
4、	系统的使用说明书；
Operating instructions to the system;

5、	系统的质量保证书。
Quality certificate of the system.

七、	开发费用及支付
Development expenses and payments
系统开发完毕并经甲方验收合格之日起15日内一次性支付完毕95,000元合作开发费用。（开发费用详细报价见附件一）。
The RMB 95,000 cooperative development expenses shall be paid in a lump sum within 15 days after the date of system development completion and Party A acceptance. (See Enclosure I for Price Quotation of Development Expenses)

八、	违约责任
Liability for breach of contract
    1、任何一方有证据证明对方已经、正在或将要违约，可以中止履行本协议，但应及时通知对方。若对方继续不履行、履行不当或违反本协议，该方可以解除协议并要求对方赔偿损失；
       Any party holding the evidence that the other party has broken, is breaking or is to break this contract may suspend the implementation of this contract, but should timely inform the other party of the suspension. Any party may remove the agreement and claim for compensation, if the other party still refuses to implement, unreasonably implements or breaks this agreement.
2、乙方如未按开发时间完成系统开发，甲方有权要求乙方支付开发费用1%的违约金；
   If Party B did not complete the system development as to the development date, Party A is authorized to require Party B to pay 1% of the development expenses as penalty;

3、甲方未按协议约定验收系统，导致合同无法依约完成的，甲方应当承担开发延期的不利后果；
   In event that Party A did not have the system accepted according to the agreement, which caused the failure of contract completion, Party A shall undertake the negative consequences of development extension;
4、甲方未按协议约定支付系统开发费用的，每延迟一日，支付开发费用1%的违约金；
   If Party A has not paid the system development expenses according to the contract, it shall pay 1% of the development expenses as penalty for each delayed day;
5、乙方在开发过程中加插和系统功能无关的程序或预留一些危害系统安全的漏洞，甲方有权要求乙方完善系统并赔偿损失。
   During the development progress, if Party B adds any procedure unrelated to the system functions or remains certain bugs harmful to the system security, Party A is entitled to require Party B to complete the system and indemnify for damage.

九、	争议解决
Dispute Resolution
    甲、乙双方因协议的解释或履行发生争议时，应协商解决，协商解决不成的，任何一方可将争议提交葫芦岛仲裁委员会进行仲裁。
     Any dispute over the explanations or implementation of the agreement between the two parties shall be resolved through consultation. If the dispute is not resolved following consultations, any Party may apply for the arbitration by Huludao Arbitration Committee.

十、	附则
Supplementary
本协议自双方签字盖章之日起生效，一式二份，双方各执一份，具有同等法律效力。
This agreement shall come into effect since the signature and stamp date of both parties. This agreement shall be in duplicate and each party shall hold one copy. Both copies have the same equal legal effect.
附件一：系统开发详细报价单
Enclosure I: Price Quotation of System Development

委托方：葫芦岛七彩蓝莎建筑装饰工程 受托方：	拓普盛达信息技术（大连）
有限公司	有限公司
授权代表：	授权代表：
Trustor: Huludao Qicailansha	Trustee: TopSoft Information
Building Decoration Engineering LLC	Technology Co., Ltd (Dalian)
Authorized Representative: 签订日期： 年 月 日 Date of Signature:	Authorized Representative: 签订日期： 年 月 日 Date of Signature:

附件一：
Enclosure I:

系统开发详细报价单
Price Quotation of System Development
序号 Serial No.	版块名称 Module Name	报价（单位：元人民币） Quotation (Unit: RMB)
1	语音网关模块；隔爆兼本安模块 Voice gateway module; flameproof and I module	16,150.00
2	数据传输模块；多通道同时录音功能模块 Data transmission module; multichannel simultaneous voice recorder module	16,150.00
3	输入/输出端口模块；综合调度系统模块 I/O port module; integrated scheduler system module	16,150.00
4	通话查询模块；无线通信系统模块 Call records module; wireless communication system module	16,150.00
5	图形操作界面—一键拨号设置、特服号码设置、话务员设置、拨号权限设置 Graphic manipulation interface-autodial setup, special service numbers setup, telephone operator setup, dial-up access setup	16,150.00
6	VoIP的语音处理模块；其它子模块 VoIP voice processing module, other submodules	14,250.00
总计 Total		95,000.00